



MOLECULIN









April 2025
Corporate Presentation





Disclaimer

All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. Our potential to sustain our relationship with MD Anderson revolves around the continued collaboration and capitalizing on intellectual property resulting from sponsored research. The feasibility and promptness of our clinical trials are influenced by regulatory stipulations from entities like the US Food & Drug Administration (FDA) and their global counterparts. As such, all of our trials, including the MIRACLE trial, are subject to timely, future filings with and feedback, allowance, approvals, etc. from the FDA and their global counterparts. The implications of global events, such as the conflict in Ukraine, the COVID-19 pandemic, and prevalent supply chain challenges, play a role in our forward-looking statements. We will require significant additional financing, for which we have no commitments, in order to conduct our clinical trials as described in this presentation, and the milestones described in this presentation assume our ability to secure such financing on a timely basis. Additionally, our ongoing need for securing regulatory approvals in essential markets, and sourcing cost-effective drug solutions are core to our forward-looking statements. Furthermore, our commitments concerning intellectual property licenses, the potential efficacy of our drug candidates, market reception, potential product liabilities, and the emerging competitive landscape are also fundamental to our forward-looking statements. Any reference related to cardiotoxicity or the lack thereof concerning Annamycin is based on our expert's opinion as detailed in our filings, from time to time, with the SEC. Our dependencies on third-party manufacturers, strategies for establishing business collaborations, the defense of our intellectual property rights, our plans for fostering company growth, and the imperative to retain key executive personnel also guide our projections. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Data related to currently active trials of Moleculin are preliminary and subject to change until a final Clinical Study Report is published.

Recent Developments

- ✓ Preparing to launch MIRACLE Phase 3 Pivotal Trial for Annamycin in combination with cytarabine (AnnAraC) for the treatment of R/R/ AML
  - ✓ 1st site activated in Europe with multiple subjects in screening; Egypt & Georgia ethics approval received with regulatory expected Q2 2025
  - ✓ First-Patient-In treated in Q1 2025
  - ✓ 25 sites selected to date in United States, Europe, MENA and Asia
  - ✓ US Institutional Review Board (IRB) approval
  - ✓ Multiple near-term unblinded data readouts expected: 45 subjects 2H 2025; 75-90 subjects 1H 2026
- ✓ Continue to generate compelling data for Annamycin for the treatment of AML
  - ✓ Overall survival (~11 months) and Durability (~11 months) continue to increase
  - ✓ New findings showing Annamycin overcomes resistance to Venetoclax in AML
  - ✓ Remains non-cardiotoxic [1]

1) Refer to Form 10K for FYE 2024 for discussion on non-cardiotoxic preclinical and clinical data to date. Our Expert continues to note no evidence of cardiotoxicity in our clinical data to date.

Annamycin Performance in R/R AML

CR	**50%**
CRc	**60%**
1 OS	**~11 months+**
2 Durability	**~11 months+**
MRD-	**78%**
BMT	**44%**
OS	**~10 months+**

1 – Median; 2L subjects (n=10)

2 – Median; 1-3L responders (n=9)

It is widely recognized that the majority of 2L AML patients are underserved by available approved therapies and that better options are needed for this unmet need.

We believe the performance of AnnAraC is significantly better than any therapy ever approved for use in 2L AML.

Note: Annamycin in combination with Ara-C (AnnAraC); see MB-106 data in following slides

MOLECULIN

Opportunity for Market Cap Breakout

Annamycin: Disruptive Technology – Unique, patented, non-cardiotoxic, overcomes multidrug resistance; addresses huge unmet need; other potential cancer targets; potential for multiple cycles

Annamycin: Clinically Advanced – Phase 2 efficacy significantly better than any 2L therapy ever approved; Phase 3 global trial based on FDA guidance with low approval bar; data readouts in 2H25 and mid-26

Diverse Pipeline – Additional oncology/viral drug candidates w/ successful Phase 1 trials being funded by investigator-initiated studies

Deep Management Bench – 200 years of biotech experience; multiple FDA approvals

Annamycin:
A New Disruptive Tool for Second Line AML and Beyond



Annamycin Attributes

Developed in collaboration with and licensed from MD Anderson

Composition of Matter Patents thru 2040 in US & EU

Avoids Cross Resistance

with currently prescribed anthracyclines, Ara-C and Venetoclax in preclinical models

No vesicant activity (safer to handle and administer, no need for a central venous catheter)

Significantly lower incidence (10%) of alopecia vs Dox (60-100%)

Non-Cardiotoxic

Zero cardiotoxicity per independent expert (84 subjects reviewed to date)

Patients treated up to 5x FDA lifetime max for Dox

Enables repeated cycles and consolidation

More potent than Dox in most tumor models

Unique multilamellar lipid formulation

NCE with orphan drug and fast track status

Notes: 1) Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; 2) Preliminary clinical studies from Moleculin; data subject to change; 3) Refer to Form 10K for FYE 2024 for discussion on non-cardiotoxic preclinical and clinical data to date. Our Expert continues to note no evidence of cardiotoxicity in our clinical data to date.

MOLECULIN

Approved Therapies Leave an Unmet Need in ~60% of AMLPatients[1]



50%
Fit?
50%
7+3
(or other)
+36%[2]
32%
31%
Ven-Aza
(or other)
+37%
18%
Targeted
+13%
19%
BMT/
Remission
+80%
4%
4%
BMT/
Remission
+80%
8%
@
+80%
58%
Unmet Need
14%
7%
15%
Positive Outcome

	Daunorubicin (+ Ara-C)	Venetoclax (+ Azacitidine)	Targeted Therapy
Regimen	7+3	Ven-Aza	Gene-Targeted
Sub-population	Fit Patients (50%)	Unfit Elderly (50%)	55%-65% Eligible
Durable CR%	36%[2]	37%	~21%
All AML benefit[3]	14%	15%	7%
Critical characteristics	Cardiotox; de novo/acquired resistance	Still leaves significant unmet need	Limited to certain gene mutations

Notes: 1. Management estimates; 2. Net of relapse, Management estimate, varies depending on study; 3. % of AML population sustaining durable positive outcome via BMT or remission, allowance made for other therapies where appropriate in the percentages shown

MB-106 (Annamycin + Ara-C (AnnAraC); n=22)

Line of Therapy	All Lines (1st – 7th)	1st Line	2nd Line	2nd & 3rd Line Combined
Subjects Evaluable to Date	22	4	**10**	14
Subjects Evaluable Not Dosed per Protocol	2	0	**1**	1
Median Age - Years (Range)	67.5 (19-78)	56.5 (19-69)	**71 (53 - 78)**	69.5 (53-78)
Complete Remission (CR)	8 (36%)	2 (50%)	**5 (50%)**	6 (43%)
Complete Remission Composite (CRc)	9 (41%)	2 (50%)	**6 (60%)**	7 (50%)
Partial Response (PR)	2	0	**1**	2
BMT to Date	4	1	**2**	3
Median Overall Survival (mos)	~10		**~11**	

Median CRc Durability/OS = ~9 Months+ / ~11 Months+

Notes: 1) Data from MB-106 are for intent to treat subjects who had efficacy determined (n=22); 2) Data from MB-106 are preliminary and subject to change; and 3) Relapses include 1 death due to pneumonia (unrelated to drug).

MOLECULIN

MB-106: Durability, MRD, Prior Therapies - CR/CRi


Days
100
200
300
400
>600
Prior Therapy
MRD
BMT
1 CR
1 CR
1 CR
0 CR
1 CR
1 CRi
1 CR
2 CR
0 CR
~9 mos+ median durability / ~11 mos median OS+ for CRc's
78% MRD negative
50% of CRs bridged to BMT
7+3
VenAza
Other
Pos
Neg
= Durability of Remission
= Continuing
= Prior Lines of Therapy
Subject relapsed - Continues with F/U
Subject died from infection/PD

1) MB106 data are preliminary and subject to change until a Clinical Study Report is published. 2) MRD testing is not standard between sites.

MOLECULIN

MB-106: AnnAraC 2L Efficacy in Venetoclax R/R Patients

Venetoclax regimen failure leaves patients with dismal options

Age	Relapsed or Refractory	Ven-Aza/ Ven-Dec Best Efficacy	Ven-Aza/ Ven-Dec Cycles (months)	AnnAraC Cycles	AnnAraC Efficacy	Durability of Response (months)
78	Relapsed	PD	17	3	CR	21
64	Refractory	SD	2	1	CR	12.9
64	Relapsed	CR	2	2	CRi[1]	3.2
75	Refractory	PR	6	1	PD	
75	Relapsed	CR	Unknown	0	Allergic[2], PD	

1 – Subject succumbed to an infection that, upon review, could have been avoided with proper standard of care infection prophylaxis

2 – Subject had allergic reaction to Annamycin and therefore did not receive a full treatment cycle; 1st such reaction in approximately 100 patients treated

3 – A. Maiti, C. Rausch, J. Cortes, Et al, "Outcomes of relapsed or refractory acute myeloid leukemia after frontline hypomethylating agent and venetoclax regimens, *Haematologica* online, vol. 106 No.3 (2021)

4 – Kura Oncology; data presented at the 2024 American Society of Hematology (ASH) Annual Meeting

Kura (Ziftomenib) just announced 36% CRc rate in Ven failures (non-ITT, combined with Ven, n=14) and did not disclose CR rate[4]

AnnAraC 60% CRc rate and 40% CR rate in Venetoclax R/R AML

Recent study[3] of Ven-HMA failures in 1L patients:

- *Dismal outcomes upon failure - OS median for R/R AML post Ven regimens is 2.4 months*
- *R/R that received salvage therapy (n=24) attained CRc 12.5% and CR 4%*

AnnAraC > 4x better by comparison

MOLECULIN

MB-106 Response by Genotype and Mutation

89% (n=9) of CRc responses came from subjects with "generally poor prognosis cytogenetics and mutations"

Annamycin appears to be "genotype/mutation agnostic"



TF's or PR
CRc's
0 of 1
Q31 CHRM
2 of 3
Complex Karyotypes
1 of 3
KMT2A
2 of 2
RUNX1/1T1
1 of 1
SF3B1
3 of 3
ASXL1
0 of 0
CD33
0 of 0
FLT3
1 of 1
IDH2
0 of 0
IDH1
0 of 2
TP53
1 of 9
None/Not tested
8
6
4
2
0
2
4

Note – n=20; Some subjects had multiple mutations or abnormalities, hence totals of treatment failures (TF), partial remissions (PR) or composite complete remissions (CRc) do not equal totals for each response category – TF's/PR's, or CRc's; Data are anecdotal only and not intended to indicate statistical significance. Not all mutations/subjects were tested.

MOLECULIN

AnnAraC Should Increase 2nd Line AML CRs 2-Fold or More



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
~13% of 2L AML Patients Expected to Achieve CR
5.8%
2.3%
1.7%
2.4%
1.3%
50.0%
Gilteritinib (Xsopata) (FLT3)
Enasidenib (Idhifa) 2 (IDH2)
Ivosidenib (Tibsovo) (IDH1) 2,4
Olutasidenib (Rezlidhia) (IDH1) 2,4
Gemtuzumab (Mylotarg) 6 (CD33) 2
AnnAraC (Anna+AraC) 3 (2nd Line)
CR 5
Prevalence Weighted Benefit (CR rate x Eligibility)

1. This chart compares Complete Response (CR) rates as submitted for FDA approval for existing 2nd line therapies (as single agents) to preliminary CR data for AnnAraC (the combination of Annamycin and Ara-C); Note: these data are from separate clinical trials with differing protocol designs and should not be considered direct comparisons. For example, existing therapies were tested in and approved only for those subjects with corresponding mutations, whereas AnnAraC data are for all relapsed/refractory AML subjects regardless of gene mutations. Mylotarg data are adjusted for subsequent studies showing reduced relevance of limited CD33 expression; 2. Not approved in EU; US approval only; 3. AnnAraC studied in all-comer r/r AML subjects (n=22) with data stratified for 2nd line (n=10); data preliminary and subject to change; 4. Assumes each drug targeting IDH1 achieves its respective CR number independent of the other (i.e., no cannibalization between drugs); 5. CR numbers for FDA approved second line therapies: F Thol et al; How I treat refractory and relapsed acute myeloid leukemia; Blood; 4 January 2024; Volume 143, Number 1. Note: some trials, including AnnAraC included patients with more than one prior lines of therapy; 6. CR rate multiplied by % of AML population presenting with targeted mutation (example: Gilteritinib achieved 21% CR rate in FLT3 subjects, which mutation is present in 27.5% of AML population, hence 21% x 27.5% = 5.8% of the total AML population are expected to achieve CR with this therapy)

MOLECULIN

AnnAraC Demonstrated Superior Complete Remission (CR) Rate Compared to Current Standard of Care



Complete Remission (CR)
60%
50%
40%
30%
20%
10%
0%
HiDAC CR rates are well documented
17%
n=149
(@ 56 days)
18%
n=157
(@ 120 days)
36%
n=22
43%
n=14
50%
n=10
(@ 49 days)
HiDAC 1
Mirros Trial
HiDAC 2
Classic I Trial
AnnAraC 3
All-Comers
AnnAraC 3
2nd + 3rd Line
AnnAraC 3
2nd Line

Annamycin NDA to be based on CR rate in 2nd line subjects at ~1 month

1 – Mirros Trial, 81% 2nd line patients; 17% CR, within 56 days, Konopleva et al, Blood Advances, 26 July 2022, Volume 6, Number 14; 2 – Classic I Trial, 18% CR rate within 120 days, Faderl et al, J Clin Oncol, July 2012, Volume 30, Number 20; 3 – MB-106 trial, 50% CR rate for 2nd line patients (n=10, within 49 days), 43% CR rate for 2nd + 3rd line patients (n=14), and 36% CR rate for all-comers (1st through 7th line, n=22)

AML Key Opinion Leaders' Support for Annamycin



"The preliminary clinical activity of Annamycin in heavily pretreated, relapsed/refractory AML patients who had progressive disease following Ara-C and VEN is very exciting and would provide a much-needed treatment option for other patients who otherwise have very poor outcomes. Having a drug that can overcome these resistance pathways and provide a benefit in these high-risk patients, while not doubling-up on toxicities could truly be a game-changer."[1]

Giovanni Martinelli, MD, University of Bologna, Lead of the EU financed program IMPACT-AML and member of the Moleculin Scientific Advisory Board



"Annamycin combined with Ara-C could significantly advance the standard of care and provide better outcomes for these high-risk patients. I am excited to be a part of the next step in the development of this important asset."[2]

"This is very striking data, and what is interesting it holds up for patients who had Venetoclax based treatments but also patients who have chemotherapy. We are involved in a large number of new agents and the data that is shown here is always inferior to these really incredibly high response rates to Annamycin." [3]

Michael Andreeff, MD, PhD, Professor of Medicine, Department of Leukemia, Division of Cancer Medicine, The University of Texas MD Anderson Cancer Center and a member of the Company's Scientific Advisory Board

1. Moleculin. (2024, December 11). *Moleculin Announces Online Publication of Preclinical Data Demonstrating Significant Activity of Annamycin in Venetoclax Resistant AML Model* [Press Release]
2. Moleculin. (2024, November 18). New Findings Show Moleculin's Annamycin Overcomes Resistance to Venetoclax in AML [Press Release]
3. Andreeff, M. (2024, May 7). Acute Myeloid Leukemia (AML) Clinical Day. [Video]. Moleculin Biotech, Inc.

MOLECULIN

AML Key Opinion Leaders' Support for Annamycin



"The latest preliminary AML data suggest that Annamycin could result in a promising new treatment for AML. I am excited to work alongside the Moleculin team to continue advancing its development and further explore its potential to address these areas of significant unmet need."[4]

Martin Tallman, MD, Internationally Renowned Clinical Investigator whose Discoveries have Fueled the Progress of Leukemia-Targeting Therapies



"Definitely there is unmet need, and we have to remember that more than 50% of patients are still dying from AML despite all the recent advances. And the situation is more grim in the relapsed/refractory setting, where if you don't have a targetable mutation, then your only chance for cure is bone marrow transplant. So, the exciting idea about a new anthracycline without cardiotoxicity is extremely important, and especially where Venetoclax might fail."[5]

Mohamad Cherry, MD, Medical Director of Hematology at Atlantic Health System

4. Moleculin. (2024, May 1). Moleculin Announces Formation of Scientific Advisory Board to Support Development of Annamycin [Press Release]
5. Cherry, M. (2024, October). Moleculin Biotech KOL Event. [Video]. Moleculin Biotech, Inc.

MOLECULIN

End of P1B/2 Meeting with FDA Establishes Pathway to Approval

AnnAraC v. HiDAC[1]

Compare Annamycin + HiDAC (AnnAraC) v. HiDAC alone

3 Arm w/ 2 Early Data Readouts

Adaptive trial design per Project Optimus[2] determines Part B dose

CR = Primary Endpoint

Primary Endpoint is Complete response after ~35 days (OS is secondary)

SoC Post R/R Either Arm

Standard of Care available to all R/R subjects post initial treatment

Met with the FDA in summer 2024 for an End of P1B/2 Meeting which assisted with development of the MIRACLE trial. FDA agreed that MB-106 demonstrated no cardiotoxicity.

Notes: 1 – High-Dose Ara-C (2 gm/m²/day for 5 days); 2 – See Project Optimus slide in Appendix

MiRACLE

Moleculin **R**/R AML **A**nnAraC **Cl**inical **E**valuation

Phase 3 Pivotal Clinical Trial

Designed to seek accelerated new drug approval for Annamycin in the treatment of relapsed or refractory acute myeloid leukemia.

Targeted to begin recruiting in the first quarter of 2025



Adaptive Trial Design

MiRACLE
Moleculin R/R AML AnnAraC Clinical Evaluation


Part A
Adult R/R AML
2nd Line
n=~75-90
randomize 1:1:1
Annamycin
190 mg/m² +
HiDAC
(n=30)
Annamycin
230 mg/m² +
HiDAC
(n=30)
Control Arm
HiDAC +
placebo
(n=30)
2 Unblinded
Data Readouts
Establish
Optimum
Dose*
*Criteria:
Efficacy
Safety
Tolerability
Part B
Adult R/R AML
2nd Line
n=222
randomize 1:1
Annamycin Optimum
Dose + HiDAC
(n=141)
Pooling of Part A (30) and
Part B (111)
Control Arm
HiDAC + placebo
(n=141)
Pooling of Part A (30) and
Part B (111)

Doses and adaptive design recommended by FDA in end of Phase 1B/2 meeting; Primary Endpoint = CR rate at ~1 month; US IRB approved; may reduce Part A to 75 subjects if dose optimization possible at first unblinding (n=45)

MOLECULIN

Potential Accelerated Timeline



2025
2026
2027
Part A (n=~90; 3 arm; 1:1:1)
Part B (per protocol; n=~222; 2 arm; 1:1)
Data Readout @ n=45
Type A
Part B (amended n=~120; 1 arm)
Rolling NDA
If Part A meets high end of expectations, we may be able to shorten Part B to single arm safety/DEI only
Drug approval process could start as early as 2026

Note: NDA rolling process length dependent upon level of funding of CMC and supporting NDA data efforts.

25 sites selected to date
Total ~70 sites targeted

- Interested/Visited
- Interested
- Additional Targeted

Updated: 3/20/25

MiRACLE
Moleculin R/R AML AnnAraC Clinical Evaluation

Site Selection is Moving Quickly


Targeted Sites
~10 sites
~5 sites
~25 sites
Ukraine
Georgia
~10 sites
Part B APAC Rim ~10 sites

Consistent feedback from face-to-face meetings with over 30 potential investigators: *"Annamycin is desperately needed to fill the unmet need for R/R AML despite advancements with targeted therapies."*

Leveraging expertise of Catalyst Clinical Research, a leading contract research organization (CRO).

MOLECULIN

The Full Annamycin Opportunity[1]

Potential for Significant Upside


13,500
STS Lung Metastases
20,000
Acute Myeloid Leukemia
Initial Annamycin Target Indications
TOTAL INCIDENCE
~33.5K
OS rivaling 1st line in median 7th line STS subjects[2]
20x Growth Opportunity
41K
TNBC Lung
60K
Pancreatic Liver
67K
RCC Lung
67K
Endometrial Lung
104K
Colorectal Liver
104K
Colorectal Lung
Potential Annamycin Expansion Indications
TOTAL INCIDENCE
~478K
20K
Acute Myeloid Leukemia
13K
STS Lung
1K
Osteosarcoma Lung

1- Per management's estimates; 2- Preliminary and subject to final clinical study report

Corporate



Our Team



Walter V. Klemp
Founder, President, CEO and Chairman

soliton ZENO Inc. 500



Donald Picker, PhD
Chief Scientific Officer

SYNERGY



Jonathan P. Foster
Executive VP & Chief Financial Officer

Deloitte.



Dr. John Paul Waymack
Senior Chief Medical Officer

FDA



Robert Shepard, MD, FACP
Medical Advisor

FDA Tufts



Wolfram C. M. Dempke, MD, PhD, MBA
European Medical Advisor

AstraZeneca Bristol Myers Squibb NOVARTIS KYOWA KIRIN

7 FDA Approvals

2 Big Pharma Exits

14 Moleculin Clinical Trials

$.5 Million in Recent Management Investment

200 Years of Combined Drug Development Experience



MOLECULIN

Financials

Nasdaq: MBRX

~Runway into the 3rd Qtr. 2025 with $13.6M Pro Forma Cash Balance as of 12/31/24[1,2]

~$11M Market Cap[3]

14.0M Shares O/S[4]

~5.8M – Daily Trading Vol.[5]

Mgt has reduced overhead, pushed CMC projects into 2026, and engaged with institutions for IIT programs for preclinical and clinical activity for non-Annamycin programs which reduces projected cash needs in 2025 to ~$5 million per quarter while accelerating Phase 3 data readouts.[1]

Notes: 1: Based on management's current estimates of operations. 2: Cash on hand as of December 31, 2024 plus gross proceeds received February 2025 of $9.3 million; 3: As of April 7, 2025 with $.78 closing price and shares o/s of 14.0M shares; 4: As of March 13, 2025; 5. As of April 7, 2025, 3-month avg. daily volume.

Upcoming Milestones

Annamycin AML

- **2H 2024**: ✓ Begin contracting with MIRACLE trial sites
- **1Q 2025 – 3Q 2025**: Update on site selection/ approvals by countries
- **2025**: Medical conference posters/presentations; Q1- First subject treated in MIRACLE trial; Recruitment update
- **2H 2025**: Data Readout (n=45) unblinded efficacy/safety review
- **2H 2025-2026**: Impact of data readout (n=45) on regulatory pathway; Recruitment Update
- **1H 2026**: Data Readout (n=~75-90) unblinded and Optimum Dose set for MIRACLE trial
- **2027**: Begin enrollment of 3rd line subjects in MIRACLE2; Enrollment ends for 2nd line subjects
- **2028**: Primary efficacy data for 2nd line subjects; Rolling NDA submission begins

Annamycin STS Lung Metz

- **Apr. 2025**: Final MB-107 Data Readout
- **2025**: Identify Next Phase of Development / Pivotal IIT Program

Recent Developments

- ✓ Preparing to launch MIRACLE Phase 3 Pivotal Trial for Annamycin in combination with cytarabine (AnnAraC) for the treatment of R/R/ AML
  - ✓ 1st site activated in Europe with multiple subjects in screening; Egypt & Georgia ethics approval received with regulatory expected Q2 2025
  - ✓ First-Patient-In expected in Q1 2025
  - ✓ 25 sites selected to date in United States, Europe, MENA and Asia
  - ✓ US Institutional Review Board (IRB) approval
  - ✓ Multiple near-term unblinded data readouts expected: 45 subjects 2H 2025; 75-90 subjects 1H 2026

- ✓ Continue to generate compelling data for Annamycin for the treatment of AML
  - ✓ Overall survival (~11 months) and Durability (~11 months) continue to increase
  - ✓ New findings showing Annamycin overcomes resistance to Venetoclax in AML
  - ✓ Remains non-cardiotoxic

MOLECULIN

Appendix



Annamycin: Outperforming Billion-Dollar Assets in AML; Phase 3 Data Readouts in 2025 & 2026



Project Optimus Guidance

FDA provided clear written guidance by recommending the comparison of 190 mg/m² vs. 230 mg/m²

Clinical experience to date shows no significant safety or efficacy difference between 190 and 230

Initial PK analysis shows no correlation between AUC or C_{max} and change in dosage from 190 to 230

- Corroborates clinical findings
- Could reduce potential for future generic competition

FDA is recommending the Sponsor make the choice between 190 and 230 based on totality of data (PK, PD, safety, efficacy)

- Moleculin utilizing Data Monitoring Committee to provide independent review

Next-Generation Anthracycline –
Redefining how anthracyclines are used

Anthracyclines remain the bedrock treatment for many cancers – because they work

Annamycin appears safer and more effective than currently prescribed anthracyclines

- Lack of cardiotoxicity enables increase in dosage and number of cycles – better tolerated; redefines fit vs. unfit
- MDR avoidance = more CR's, enhanced combinations
- Fills an unmet need for more than half of AML patients
- Potential uses extend far beyond AML; Annamycin outperforms DOX in most cancer models

Anthracyclines Used In:

Breast cancers = 32%

AML patients = 50%

Lymphomas = 70%

Childhood cancers = 60%

Annamycin: A Next-Generation Anthracycline



Annamycin
Epirubicin
Idarubicin
Doxorubicin

Unique new structure:

- Incorporates key structural elements of 3 different clinically used anthracyclines, plus
- The 3'-deamination and introduction of iodine at C-2

Result:

- Elimination of cardiotoxicity
- Overcomes MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- **Improved tissue and organ distribution**
- **Active against leukemias resistant to:**
  - **a) clinically use anthracyclines**
  - **b) Ara-C**
  - **c) Venetoclax**

MOLECULIN

Eliminating Cardiotoxicity



FDA Lifetime Limit
65% Cardiac Event Level
100% Cardiac Event Level
>8% Heart Failure
550mg/m²
850mg/m²
>3000mg/m²
0% Cardiac Events
Currently Prescribed Anthracyclines
Annamycin

Zero Cardiotoxicity in ~100 Patients Treated

- *Includes Echo, GLS and troponin evaluation*
- *Independent review by Cleveland Clinic and FDA[1]*
- *81 subjects taken over lifetime limit; up to greater than 3000 mg/m²*

Treated up to 5x the lifetime limit

Source Current Cardiology Review, Anthracycline Cardiotoxicity: Prevalence, Pathogenesis and Treatment, Maria Volkova and Raymond Russel III. Referenced from Cancer. 2003 Jun 1;97(11):2869-79. "Congestive heart failure in patients treated with doxorubicin: a retrospective analysis of three trials". Swain SM, Whaley FS, Ewer MS., PMID: 12767102; Preliminary clinical studies from Moleculin. 1 – based on evaluation of first 85 patients treated demonstrated zero cardiac events related to Annamycin

MOLECULIN

FDA Recommended Model Shows Annamycin's Lack of Cardiotoxicity


% of Mice with Heart Lesions
Control
Doxorubicin
Free Annamycin
L-Annamycin
Dose (%LD10)
6 weekly IV injections
Doxorubicin
L-Annamycin
10 weekly IV injections

The gold standard preclinical Bertozolli model for measuring cardiotoxicity shows Annamycin is effectively non-cardiotoxic when compared with doxorubicin.

Free Annamycin (API only) is substantially less cardiotoxic than doxorubicin and L-Annamycin (as formulated) is essentially non-cardiotoxic.

MOLECULIN

Annamycin Synergizes with Ara-C in Increasing Survival in Highly Aggressive p53-null, FLT3 mutated AML Model

Analysis of Minimal Residual Disease (MRD)


L-ANN
Day 36
L-ANN+ ARA-C
Day 36
Bone marrow
Spleen
Lungs


Percent survival
100
50
0
Time, days
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Day 36
Vehicle
L-ANN 4 mg/kg
ARA-C 50 mg/kg
L-ANN + ARA-C

	Media survival	P vs vehicle	P vs ARA-C	P vs L-ANN
vehicle	14	-	0.6	
ARA-C	17	0.6	-	<0.0001
L-ANN	34.5	<0.0001	<0.0001	-
L-ANN + ARA-C	58	<0.0001	<0.0001	<0.0001

MOLECULIN

AML Clinical History

Phase 1: MB-104 MONOTHERAPY 100-120 mg/m^2	Phase 1/2: MB-105 MONOTHERAPY 120-240 mg/m2	Phase 1/2: MB-106 COMBINATION THERAPY Annamycin + Cytarabine
• n = 7 • 17% CRi (at suboptimal dosing) • Dosing limited by FDA Lifetime Anthracycline Dose (LTMAD) • Trial location – US	• n = 20 • Median lines of prior therapy = 4 • Median age of 240 mg/m^2 (RPD2) cohort = 65 years • 80% ORR in 240mg/m^2 Cohort (N=5) • Trial location - Poland	• n = 22 (0-6 prior lines), n = 10 (1 prior line) • All subjects (n=22) 41% CRc • 2nd Line (n=10), 60% CRc, 50% CR • Median age all subjects = 69 • Trial location – Poland & Italy • "3+5" therapy
Key Findings		
• Well-tolerated in the study population • Limited to low doses • Morphologic leukemia free state was achieved in one subject in the 120 mg/m^2 cohort	• Positive correlation between response rate and dose	• Median overall survival: 0-6 prior lines = 9.1 mos (n=22); 1 prior line = ~11 mos (n=10) • Median durability: ~9 months and increasing • Strong efficacy signal even where Ven-HMA has failed
Regulatory Significance		
• Demonstrated safe dosing within FDA-mandated limitations for anthracycline exposure	• Demonstrated safe dosing beyond FDA (and EMA) limitations for cumulative anthracycline exposure and early efficacy as single agent	• Addition of Cytarabine supported by compelling preclinical data showing improvement over Annamycin monotherapy

Source: Clinical study reports for MB-104 & MB-105. In MB-105 CR = BMA <5%. MB-106 data are preliminary and subject to change.
"ITT" = Intent to treat.

Opportunity for Market Cap Breakout

	Approved		Phase 2 Complete				
	1st Line		2nd Line				
	Jazz	AbbVie	Servier	Kura[1]	Syndax[1]	JNJ[1]	Moleculin
	Vyxeos	Ven-Aza	Idhifa/Tibsovo	Ziftomenib	Revumenib	617	Annamycin
N	153	286	199/174	20	57	17	10
CR	**38%**	**37%**	**19%/25%**	**35%**	**18%**	**24%**	**50%**
CRc	48%	64%	23%/33%	40%	25%	47%	60%
AML Population	50%	50%	15-23%	30%[2]	24%[2]	30%[2]	60%
Revenue[3]	$128M	$2B	~$150M				
Valuation	**$1.5B** Exit[4] (Acquisition of Celator, 2016)	N/A	**$2B** Exit[5] (Acquisition of Agios, 2021)	**~$.8B** Market Cap[6]	**~$1.5B** Market Cap[6]	N/A	**~$.015B** Market Cap[6]

Lost half its value as targeted license deal less than anticipated

1. All three are pursuing essentially the same patient population; best overall performance from either NPM1 mutation or KMT2A rearrangement cohorts; 2. Limited to 2nd Line due to low CRc performance; 3. Jazz and AbbVie revenue per SEC disclosure, Servier revenue per Management estimate based on Agios revenue disclosure for Tibsovo sales and Idhifa royalties; 4. Company press release - https://investor.jazzpharma.com/news-releases/news-release-details/jazz-pharmaceuticals-and-celator-pharmaceuticals-announce; 5. Company press release - https://servier.com/wp-content/uploads/2022/11/servier-completes-acquisition-agios-oncology-business_PR.pdf; 6. As of December 9, 2024, calculation of Share Price multiplied by Shares Outstanding

MOLECULIN

Performance of AML Therapies in 2nd Line

CLAVELA: International Randomized Phase III Study of Elacytarabine Versus Investigator Choice in Patients with Relapsed/Refractory Acute Myeloid Leukemia

381

R/R AML subjects

Elacytarabine

(compared with)

7 different NCCN recommended therapies

Therapies compared:

- high-dose cytarabine (HiDAC)
- MEC
- FLAG/FLAG-Ida
- low-dose cytarabine
- hypomethylating agents
- hydroxyurea
- supportive care

Results: There were no significant differences in OS (3.5 v 3.3 months), response rate (CR = 15% v 12%) between the elacytarabine and control arms, respectively. There was no significant difference in OS among any of the investigator's choice regimens.

Gail J. Roboz, Todd Rosenblat, Martha Arellano, Marco Gobbi, Jessica K. Altman, Pau Montesinos, Casey O'Connell, Scott R. Solomon, Arnaud Pigneux, Norbert Vey, Robert Hills, Tove Flem Jacobsen, Athos Gianella-Borradori, Øivind Foss, Sylvia Vetrhusand, and Francis J. Giles, J Clin Oncol 32:1919-1926. © 2014 by American Society of Clinical Oncology

MOLECULIN

Pipeline: Beyond Annamycin, IIT-Funded Focus



Technology Portfolio

Program	Indication	IND/CTA	Phase 1	Phase 2	Phase 3
Annamycin Next-Gen Anthracycline	R/R AML	Miracle: Adaptive Phase 3 (SIV's under way)			
	STS Lung Mets	2 Trials Active; Alt. Dosing; P1B/2			
WP1066 STAT3 Inhibitor	Adult GBM	NU IIT with Radiation Active; P2			
	Pediatric Brain Tumors	Emory IIT P2 Planning			
WP1122 Anti-metabolite	GBM; Virology	IIT P2 Ready			

Investigator-Initiated funded development targeted or underway

MOLECULIN

Annamycin Demonstrates Efficacy in STS Lung Metastases (MB-107) - As Reported in Feb 2024

Demonstrated Stable Disease After Two Treatment Cycles


All Subjects
Median ALL
390
360
330
270
210
mg/m²
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35
Months
PFS
OS
• Median PFS 2.3
• Median OS is 10.7
• Efficacy improves as the number of prior therapies are limited to 2 and dose is at or below 330 mg/m²

Demonstrated Improvement with Dose ≤ 330 mg/m² and Fewer Prior Therapies

Preliminary MB-107 Summary as of Sep 23, 2024

Progression Free Survival Months (mos)	All Subjects	Phase 1B All Subjects	Phase 2 All Subjects (330&360 mg/m²)	All Subjects Treated at 330 mg/m²	All Subjects with 2 or Fewer Prior Therapies (≤ 2PT)	All Subjects ≤ 330 mg/m² & ≤ 2PT
1 mos or >	100%	100%	100%	100%	**100%**	**100%**
2 mos or >	59%	67%	53%	61%	**75%**	**67%**
3 mos or >	28%	27%	29%	30%	**42%**	**44%**
4 mos or >	19%	13%	24%	22%	**25%**	**22%**
5 mos or >	16%	13%	18%	17%	**17%**	**22%**
6 mos or >	13%	7%	18%	13%	**17%**	**11%**
n =	32	15	17	23	**12**	**9**
Median PFS mos	2.3	2.0	2.6	2.0	**2.7**	**2.8**
Median Prior Therapies (Range)	3 (1-11)	4 (1-8)	3 (1-11)	3 (1-11)	**2 (1-2)**	**2 (1-2)**
Median O/S mos	10.7	13.5	10.2	9.4	**1**	**1**

Note 1: Clinical study report in process. Final Phase 2 data to be released in 2025. Not expected to be deviate far from Phase 1B data.

MOLECULIN

Soft Tissue Sarcoma Mets to the Lungs

MB-107 studied Annamycin monotherapy in Advanced STS subjects with lung metastases*

All Comers (n=32)
Median prior tx = 3
OS = ~11 months

2nd Line (n=9)
Median prior tx = 1
OS = ~14 months

"We don't expect to see these kinds of responses in STS patients with lung metastases who have stopped responding to 1st line therapy…let alone in 4th line!" STS KOL

* Preliminary results, subject to final clinical study report which is expected to be issued in late 2024 or early 2025

Science Advisors



Waldemar Priebe, PhD
MD Anderson Cancer Center
Founding Scientist & SAB Chair

Dr. Daniel Von Hoff
Mayo Clinic



Hematology Oncology



Dr. Martin Tallman
Northwestern University

Dr. Jorge Cortes
Augusta University





Dr. Michael Andreef
MD Anderson Cancer Center

Dr. Giovanni Martinelli
Bologna University



Global Network

- All technology licensed from MD Anderson Cancer Center (MDACC)
- Supports continuing preclinical research on our technology at MDACC
- Active contractors in US, EU and Asia for drug production and distribution as well as for clinical trial management
- Past & current externally funded trials – MD Anderson Cancer Center; Emory University, Aflac Cancer & Blood Disorders Center, Children's Healthcare of Atlanta; Northwestern University (NIH & BrainUp); Madame Curie Institute (Poland) and others in discussion